Subsequent events	12 Months Ended
Mar. 31, 2018
Subsequent events

33. Subsequent events

In the meeting of Board of Directors of the Bank held on April 21, 2018, the Board recommended a dividend of Rs.13.0 per share, which has been subsequently approved by the shareholders for payment in their Annual General Meeting, held on June 29, 2018. The amount of such dividend aggregated to Rs. 33,736.2 million.

The Board of Directors of the Bank, at their meeting held on December 20, 2017 had approved the raising of funds aggregating up to Rs 240.0 billion, of which an amount up to a maximum of Rs. 85.0 billion was approved to be through the issuance of equity shares of face value of Rs 2.0 each pursuant to a preferential issue to HDFC Limited and the balance was approved to be through the issuance of equity shares/ convertible securities/ depository receipts pursuant to a Qualified Institutions Placement (QIP)/ American Depository Receipts (ADR)/ Global Depository Receipt (GDR) program. The said raising of funds was approved by the shareholders of the Bank at its Extra Ordinary General meeting held on January 19, 2018 and was subject to the receipt of all relevant regulatory approvals. The Bank has since received all relevant approvals. On July 17, 2018, the Bank allotted 39,096,817 equity shares to HDFC Limited at the issue price of Rs. 2,174.09 per equity share (including share premium of Rs. 2,172.09 per equity share), aggregating to Rs.85.0 billion.

The Bank has evaluated subsequent events from the balance sheet date through July 31, 2018 and determined that there are no other items to disclose.